Fair Value Measurements	12 Months Ended
Dec. 31, 2021
Fair Value Disclosures [Abstract]
Fair Value Measurements
5.	Fair Value Measurements
In accordance with the authoritative guidance for financial assets and liabilities measured at fair value on a recurring basis ASC 800,
Fair Value Measurement
, the Company determines fair value based on the exchange price that would be received for an asset or paid to transfer a liability in an orderly transaction between market participants, and prioritizes the inputs used to measure fair value from market-based assumptions to entity specific assumptions:

Level 1 :	Inputs based on quoted market prices for identical assets or liabilities in active markets at the measurement date.

Level 2 :	Observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3 :	Inputs which reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. The inputs are unobservable in the market and significant to the instrument’s valuation.

As of December 31, 2021 and December 31, 2020, the Company had $162.6 million and $83.1 million, respectively, in cash equivalents (Level 1) and no liabilities measured at fair value on a recurring basis as of both December 31, 2021 and December 31, 2020. The Company’s cash equivalents consist of money market funds. Money market funds are valued using quoted prices for identical assets in an active market with sufficient volume and frequency of transactions (Level 1).